Third Quarter 2016 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc.

Cautionary Statements
This presentation may include forward-looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters, including the proposed merger with Astoria Financial Corporation (“Astoria Financial” or “Astoria”); our estimates of future costs and benefits of the actions we may take;
our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals.
Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,”
forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future
and
other
similar
words
and
expressions,
and
are
subject
to
numerous
assumptions,
risks,
and
uncertainties,
which
change
over
time.
Additionally,
events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.
shareholder and regulatory approvals of any acquisitions we may propose, including regulatory approval of the proposed Astoria Financial merger;
our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control.
Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment
products
and
other
financial
services;
changes
in
real
estate
values;
changes
in
the
quality
or
composition
of
our
loan
or
investment
portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; our ability to obtain the necessary other
risks
and
uncertainties,
including
those
we
may
discuss
in
this
presentation,
or
in
our
SEC
filings,
which
are
accessible
on
our
website
and
at
the
SEC’s website, www.sec.gov.
More information regarding some of these factors is provided in the Risk Factors section of our Form 10-K for the year ended December 31, 2015, our
Form 10-Q for the three months ended September 30, 2016, and in other SEC reports we file. Our forward-looking statements may also be subject to
Our
Supplemental
Use
of
Non-GAAP
Financial
Measures
This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the companies’ performance and financial condition, and in comparing their performance and financial condition with those of other banks.  Such non-GAAP financial
measures
are
supplemental
to,
and
are
not
to
be
considered
in
isolation
or
as
a
substitute
for,
measures
calculated
in
accordance
with
GAAP.
Forward-Looking
Information

New York Community Bancorp, Inc.

At 9/30/16
Pro Forma with Astoria
Assets
With assets of $49.5 billion, we are the 22nd
largest U.S. bank holding company.
With
pro
forma
assets
of
$63.7
billion
(b)
,
we
expect
to rank
21st
among U.S. bank holding companies.
Multi-Family
Loan Portfolio
With a portfolio of $27.1 billion, we are a leading
producer
of
multi-family
loans
in
New
York
City.
With
a
pro
forma
portfolio
of
$31.2
billion
(b)
,
we
expect to augment our position as a leading multi-
family
lender
in
New
York
City.
Deposits
With deposits of $29.1 billion and 255 branches,
we currently rank 26th among the nation’s largest
depositories.
With
pro
forma
deposits
of
$38.1
billion
(b)
and
343
branches, we expect to rank 23rd among the
nation’s largest depositories.
Deposit
Market Share
With deposits of
$23.1 billion
(c)
in the NY MSA,
our
rank
among
regional
banks
is
currently
#3
for
deposit market share.
With
pro forma deposits of
$32.2 billion
(c)
in the NY
MSA, we expect our rank among regional banks to
rise to #2.
Market Cap
With
a
market
cap
of
$6.9
billion
at
9/30/16,
we
rank 21st among the nation’s publicly traded
banks and thrifts.
With
a
pro
forma
market
cap
of
$8.4
billion
(d)
,
we
expect to rank 20th
among the nation’s publicly
traded banks and thrifts.
Note:  Except as otherwise indicated, all information regarding Astoria in this presentation was provided by Astoria;
all industry data was provided by SNL Financial
as of 11/10/16.
Currently pending regulatory approval, the Astoria merger is expected
to
result
in
significant
asset,
loan,
and
deposit
growth.
(a)
(a)
On November 9, 2016, we announced that, based on discussions with our regulators, we do not expect to receive the regulatory approvals required to consummate the proposed merger with Astoria by the end of 2016.  Under the terms of the merger agreement with Astoria, either the Company or Astoria may
terminate the agreement, without penalty, if the merger has not occurred by December 31, 2016.  Both we and Astoria remain committed to the transaction, but any extension of such date or other modification under the merger agreement is subject to the discretionary approval of the Boards of Directors of both companies, and there can be no assurance that both Boards will agree to any such extension or other modification.
(b)
Pro forma assets, deposits, and multi-family loans are based on our balances and Astoria’s at 9/30/16 and include purchase accounting adjustments.
(c)
Data from SNL Financial is as of 6/30/16.
(d)
Our pro forma market cap was calculated by multiplying our closing price at 9/30/16 by the sum of our outstanding shares and Astoria’s at that date.

The Core Components of our Business Model

Multi-Family Loan Production

New York Community Bancorp, Inc.

$18,605
$20,714
$23,849
$25,989
$27,083
$4,093
12/31/12
12/31/13
12/31/14
12/31/15
9/30/16
9/30/16
NYCB
Portfolio Statistics
at
or
for
the
9
Mos.
Ended
9/30/16
% of non-covered loans held for
investment = 72.5%
Average principal balance = $5.4 million
Weighted average life = 2.9 years
% of our multi-family loans located in
Metro New York = 78.6%
% of HFI
loan originations = 63.3%
Multi-Family
Loan Portfolio
(in millions)
The vast majority of our multi-family loans are collateralized by non-luxury buildings in NYC with rent-regulated units.
Originations:
$5,791
$7,417
$7,584
$9,214
$4,530
$572
NYCB
Astoria

New York Community Bancorp, Inc.

Of the loans in our portfolio that are collateralized by multi-family buildings in the five boroughs of New York City, 88% are collateralized by buildings with rent-regulated units featuring below-market rents.
Rent-regulated
buildings
are
more
likely
to
retain
their
tenants
–
and,
therefore,
their revenue stream –
in downward credit cycles.
Together with our conservative underwriting standards, our focus on multi-family lending in
this niche market has resulted in our record of
superior asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and
therefore contribute to our superior efficiency.
Our focus on this particular multi-family lending niche has
enabled us to distinguish ourselves from our industry peers.

Asset Quality

New York Community Bancorp, Inc.

2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
S & L Crisis
Great Recession
Current Credit Cycle
Non-Performing Loans
(a)(b)
/ Total Loans
(a)
(a)
Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired (“PCI”) loans.
(b)
Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
1.11%
2.71%
4.17%
3.56%
0.11%
0.51%
2.47%
2.63%
12/31/07
12/31/08
12/31/09
12/31/10
2.60%
2.22%
1.66%
1.26%
1.07%
0.98%
1.28%
0.96%
0.35%
0.23%
0.13%
0.12%
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
9/30/16
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB: 1.43%
SNL U.S. Bank and Thrift Index: 2.89%
Average NPLs/Total Loans
NYCB: 0.51%
SNL U.S. Bank and Thrift Index: 1.63%
Our record of asset quality in downward credit cycles has
consistently distinguished us from our industry peers.
NYCB
SNL U.S. Bank and Thrift Index

New York Community Bancorp, Inc.

0.68%
1.63%
2.83%
2.89%
0.00%
0.03%
0.13%
0.21%
2007
2008
2009
2010
0.54%
1.28%
1.50%
1.17%
0.91%
0.00%
0.00%
0.04%
0.07%
0.06%
1989
1990
1991
1992
1993
S & L Crisis
Net Charge-Offs/ Average Loans
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37 bp
SNL U.S. Bank and Thrift Index: 803 bp
Great Recession
Current Credit Cycle
5.75-Year Total
NYCB: 52 bp
SNL U.S. Bank and Thrift Index: 521 bp
Few of our non-performing loans have resulted in actual
losses.
1.77%
1.24%
0.76%
0.53%
0.46%
0.45%
0.35%
0.13%
0.05%
0.01%
2011
2012
2013
2014
2015
9M 2016
(0.02)%
(0.00)%
* Annualized
*
SNL U.S. Bank and Thrift Index
NYCB

New York Community Bancorp, Inc.

Conservative
Underwriting
Conservative loan-to-value ratios
Conservative debt service coverage ratios: 120% for multi-family loans and 130% for CRE loans
Multi-family and CRE loans are based on the lower of economic or market value.
Active Board
Involvement
All loans originated for portfolio are presented to the Mortgage or Credit Committee of the
Community Bank Board or Commercial Bank Board.
A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $7.5 million, and CRE and ADC loans in excess of $4.0 million.
All loans of $20 million or more originated by the Community Bank and all loans of $10 million or more
originated by the Commercial Bank are reported to the Board.
Multiple
Appraisals
All properties are appraised by independent appraisers.
All independent appraisals are reviewed by in-house appraisal officers.
A second independent appraisal review is performed on loans that are large and complex.
Risk-Averse Mix of
Non-Covered Loans
Held for Investment
(at
9/30/16)
Multi-family:  72.5%
CRE:  20.8%
One-to-Four Family:  0.9%
ADC:  1.0%
Commercial & Industrial:  4.8%
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.

Efficiency

New York Community Bancorp, Inc.

Factors Driving Our
Efficiency
Multi-family and CRE lending are both broker-driven, with the borrower paying fees to the mortgage brokerage firm.
Products and services are typically developed by third-party providers and the sale of these products generates additional revenues.
Franchise expansion has largely stemmed from mergers and
acquisitions; we rarely engage in de novo branch development.
Most of our deposits have been acquired through earnings-accretive acquisitions.
SNL U.S. Bank and Thrift Index
NYCB
Astoria
We are a highly efficient institution.
66.59%
65.93%
65.41%
62.01%
64.18%
40.75%
42.71%
43.16%
43.81%
43.72%
2012
2013
2014
2015
9M 2016
9M 2016
Efficiency Ratio
Anticipated Benefits of the Astoria
Merger
In-market nature of the merger underscores the potential for significant cost savings
Estimated
cost
saves
=
~
50%
of
Astoria’s
non-interest
expense
Opportunity
to
leverage
our
mortgage
platform
and
Astoria’s
retail
origination model
Provides
immediate
scale
to
absorb
higher
SIFI
compliance-related
costs
Expanded
customer
base
represents
an
opportunity
for
revenue
growth
(e.g., through sales of third-party investment products and other financial services)
72.81%
(a)
Excludes the impact of the $773.8 million debt repositioning charge recorded in net interest income and state and local non-income taxes of $5.4 million resulting from the debt repositioning charge that were recorded in operating expenses. Including these items, our efficiency ratio was 99.48% in 2015. Please see the reconciliation of our efficiency ratio and adjusted efficiency ratio on page 34.
(a)

Residential Mortgage Banking

New York Community Bancorp, Inc.

Features
Loans can be originated in all 50 states and the District of Columbia.
Loan production is driven by our proprietary real time, web-accessible mortgage banking
technology
platform,
which
securely
controls
the
lending
process
while
mitigating business and regulatory risks.
We
have approximately
900 approved clients, including community banks, credit
unions, mortgage companies, and mortgage brokers.
100% of loans funded are full documentation, prime credit loans.
Credit Quality
As
of
September
30,
2016,
99.8%
of
all
funded
loans
were
current.
Limited
Repurchase Risk
Of the $45.7 billion of 1-4 family loans sold to GSEs since 2010--when we launched our
mortgage
banking
business--only
28
loans
totaling
$7.9
million
(0.017%)
have
been repurchased.
Benefits
Since January 2010, our mortgage banking business has generated mortgage banking income of $662.6 million.
Our proprietary mortgage banking platform has enabled us to expand our revenues, market share, and product line.
At
September
30,
2016,
the
portfolio
of
1-4
family
loans
serviced
for
GSEs
totaled
$21.1 billion.
Our mortgage banking platform has been a source of
revenues since 2010.

Growth Through Acquisitions

New York Community Bancorp, Inc.

Significantly Increases
our Earnings
~ 20% pro forma earnings accretion
(a)
~ 15.5% return on average tangible common
equity (ROATCE)
Expected cost saves (~ 50% of Astoria’s non-
interest expense) maintain our longstanding
record of efficiency
Expands our margin
Increases our revenue stream
Significantly Strengthens
our Balance Sheet
De-risking strategies greatly enhance our
balance sheet profile
~ 6% tangible book value per share (TBVPS)
accretion at the close
(a)
Boosts deposits by ~ $9 billion and substantially
increases our share of deposits in core markets
Heightens liquidity while reducing our cost of
funds
Extends our longstanding record of exceptional
asset quality
Reduces our interest rate sensitivity
Builds capital
(a)
Including the strategic debt repositioning and capital raise completed in 4Q 2015.
The Astoria merger is expected to build our earnings, our
capital, and our shareholder returns.

New York Community Bancorp, Inc.

(in millions)
Deposits
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral, &
SYNF
w/
AmTrust
w/
Desert
Hills
w/ Astoria
Total Deposits:
$3,268
$5,472
$10,360
$12,168
$12,764
$13,311
$22,418
$21,890
$24,878
$28,427
$29,140
$38,100
Total Branches:
86
120
139
152
166
217
276
276
275
258
255
343
CDs
NOW,
MMAs, and Savings
Demand deposits
Like our earlier transactions, the Astoria merger is expected to enhance our liquidity, reduce our funding costs, and boost our deposit market share.
w/ Aurora
(a)
Pro forma deposits are based on our balances and Astoria’s at 9/30/16 and include purchase accounting adjustments.
(a)
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$9,121
$5,312
$7,384
$9,066
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,998
$20,611
$18,827
$25,045
$171
$455
$720
$906
$1,265
$1,423
$1,870
$1,933
$2,759
$2,504
$2,929
$3,989
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/12
12/31/15
9/30/16
9/30/16
Pro Forma

New York Community Bancorp, Inc.

Note: Data from SNL Financial is as of 6/30/16.
Long Island
Brooklyn
Queens
Westchester
53%
87%
92%
Within 1 Mile
Within 3 Miles
Within 5 Miles
Astoria
NYCB
% of Astoria branches near an NYCB branch
The Astoria merger is expected to boost our market share in
Nassau and Suffolk Counties, Queens, and Brooklyn.

New York Community Bancorp, Inc.

Boosts our deposit market share in Metro
New York from 7% to 9%
Infusion of low-cost core deposits enhances
our funding mix
Expands our customer base and
opportunities to increase non-interest
revenues
Potential improvement in deposit pricing
power due to increased scale
The Astoria merger is expected to increase our rank among
regional banks in the NY MSA from #3 to #2.
Note:  Data from SNL Financial is as of 6/30/16.
(a)
Excludes international banks and money centers, including JPMorgan, Bank of New York Mellon, HSBC Holdings, Citigroup, Bank of America, TD, Wells
Fargo, Bank of China, and Banco Santander.
A Stronger Deposit Franchise
2016 Rank
Top Regional Banks
in the NY MSA
(a)
Deposits ($mm)
1
Capital One
$51,919
2
NYCB Pro Forma
32,239
2
Signature
29,539
3
NYCB
23,092
4
M&T Bank
22,164
5
PNC
21,945
6
Valley National
13,775
7
Investors
12,839
8
Apple Financial
11,716
9
First Republic
10,487
10
Sterling
9,748
11
Astoria Financial
9,147

New York Community Bancorp, Inc.

The Astoria merger is expected to enhance our asset and
funding mix.
NYCB
Astoria
Pro Forma
(a)
Total HFI Loans: $39.1 bn
Yield on Loans: 3.77%
Multi-family
69%
CRE
20%
ADC
1%
C&I
4%
1-4 Family
(Non-covered)
1%
Covered
Loans
5%
Other
0%
Multi-family
38%
CRE
7%
C&I
1%
1-4 Family
(Non-covered)
52%
Other
2%
Multi-family
63%
CRE
17%
ADC
1%
C&I
4%
1-4 Family
(Non-covered)
12%
Covered
Loans
3%
Other
0%
NYCB
NOW and
MMA
46%
Savings
19%
CDs
25%
N-I-B
10%
Astoria
NOW and
MMA
46%
Savings
23%
CDs
19%
N-I-B
12%
Pro Forma
(a)
NOW and
MMA
46%
Savings
20%
CDs
24%
N-I-B
10%
Total Deposits: $29.1 bn
Cost of I-B Deposits: 0.64%
Total HFI Loans: $10.6 bn
Yield on Loans: 3.49%
Total HFI Loans: $49.7 bn
Yield on Loans: 3.71%
Total Deposits: $8.9 bn
Cost of I-B Deposits: 0.30%
Total Deposits: $38.1 bn
Cost of I-B Deposits: 0.55%
(a)
Pro forma deposit and loan data is based on our balances and Astoria’s at 9/30/16 and includes purchase accounting adjustments.

New York Community Bancorp, Inc.

$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736
$16,802
$18,605
$25,989
$27,083
$31,152
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$7,437
$7,860
$7,767
$8,505
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,243
$1,914
$2,511
$8,239
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/12
12/31/15
9/30/16
9/30/16
Pro Forma
After
HAVN
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert
Hills
HFI Loans Outstanding:
$3,636
$5,405
$10,499
$17,029
$19,653
$20,363
$23,377
$23,707
$27,285
$35,763
$37,361
$47,896
HFI Originations:
$616
$1,150
$4,330
$6,332
$4,971
$4,853
$3,392
$4,329
$8,969
$12,673
$7,156
$8,301
After
Aurora
Multi-family
CRE
All other HFI loans
(in millions)
Like our earlier transactions, the Astoria merger is expected to provide funding for the growth of our high-yielding loan portfolio.
After Astoria
(a)
Excludes covered loans and non-covered PCI loans.
(b)
Pro forma loan amounts are based on our balances and Astoria’s at 9/30/16 and include purchase accounting adjustments.
(b)
Loan Portfolio
Held-for-Investment
(a)

New York Community Bancorp, Inc.

* The
Astoria merger was announced in October 2015.  All other mergers on this page were completed in the months and years indicated.
The number of branches indicated for our earlier transactions is the number of branches in our current franchise that stemmed from each.
Transaction Type:
Savings Bank
Commercial Bank
Branch
FDIC
Deposit
The Astoria merger is expected to leverage our expertise in
managing post-merger integrations.
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 25
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
21
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
16
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
12. Oct. 2015*
Astoria Financial
Corporation (AF)
Assets:
$15.0 billion
Deposits:
$9.1 billion
Branches:  88

New York Community Bancorp, Inc.

36%
44%
2010
3Q 2016
Following enactment of the Dodd-Frank Act, we began allocating significant resources towards SIFI preparedness.
The degree to which we have already leveraged the cost of SIFI compliance is reflected in the ~ 800-basis point increase in our efficiency ratio since the enactment of Dodd-Frank.
The merger will provide the additional scale to leverage the remaining SIFI compliance costs.
We expect the merger to bring us well beyond the current
SIFI threshold.
Preparing for SIFI Status
NYCB Efficiency Ratio
Prior to and Since Dodd-Frank
SIFI Compliance
Key infrastructure investments to date include:
—
Enhanced ERM and corporate governance
frameworks
—
Bottom-up capital planning and stress testing
capabilities
—
Substantial expansion of regulatory compliance staff
Remaining costs of SIFI compliance include LCR,
CCAR reporting, and Living Will

New York Community Bancorp, Inc.

14%
13%
26%
4%
19%
29%
52%
32%
23%
29%
32%
27%
35%
31%
21%
32%
28%
27%
25%
29%
21%
36%
24%
21%
5%
32%
18%
13%
23%
35%
38%
35%
41%
34%
39%
50%
40%
50%
51%
55%
59%
71%
57%
78%
86%
14%
18%
26%
36%
37%
42%
55%
58%
67%
67%
68%
69%
70%
71%
72%
78%
78%
80%
88%
92%
93%
102%
107%
ZION
BAC
MTB
C
MS
JPM
NYCB
PF 2017
BBT
CFG
STI
HBAN
CMA
WFC
USB
COF
FITB
PNC
KEY
STT
RF
DFS
NTRS
BK
AXP
As we continue to grow, we would expect our total payout ratio to be more consistent with the total payout ratio for our SIFI peers.
Dividends
Approved in 2015
Share
Repurchases Approved in 2015

3Q 2016 Performance Highlights

New York Community Bancorp, Inc.

(dollars in thousands, except per share data)
(a)
ROTA and ROTE are non-GAAP financial measures. Please see page 35 for additional information.
Our 3Q 2016 performance reflected the benefit of the
strategic debt repositioning we completed in 4Q 2015.
3Q 2016
3Q 2015
Strong Profitability Measures:
Earnings
$125,299
$114,688
EPS
$0.26
$0.26
Return on average assets
1.02%
0.94%
Return on average stockholders’ equity
8.24
7.88
Return
on
average
tangible
assets
(a)
1.08
0.99
Return
on
average
tangible
stockholders’
equity
(a)
13.79
13.66
Net interest margin
2.91
2.56
Efficiency ratio
44.27
46.07

New York Community Bancorp, Inc.

From 9/30/14 to 9/30/16, we managed our assets below the current SIFI threshold while maintaining our high-volume production of multi-family and CRE loans.
Strategic Asset
Management
Total Assets
9/30/14
$48.7 Billion
•
Reduced securities by $3.7 billion through a combination of repayments, sales, and calls
•
Sold loans of $3.9 billion:
$2.4 billion of multi-family loans (largely through participations)
$918.5
million
of
CRE
loans
(largely
through
participations)
$631.3 million of 1–4 family loans
•
Other balance sheet reductions included loan satisfactions and refinancings
of $10.4 billion
Total Assets
9/30/16
$49.5 Billion
•
Originated $15.6 billion of multi-family loans
•
Originated
$3.2 billion of CRE loans
Result:
A
$782.8
million
increase
in
total
assets
from
9/30/14
–
9/30/16.

New York Community Bancorp, Inc.

(a)
Non-performing loans and total loans exclude covered loans and non-covered PCI loans.
(b)
Non-performing assets and total assets exclude covered loans, covered OREO, and non-covered PCI loans.
Our balance sheet measures reflect stability and strength.
Company Capital
9/30/16
Stockholders’ equity / total assets
12.31%
Common equity tier 1 capital ratio
10.25
Leverage capital ratio
7.95
Bank Capital
9/30/16
The Community Bank:
Common equity tier 1 capital ratio
10.83%
Leverage capital ratio
8.43
The Commercial Bank:
Common equity tier 1 capital ratio
13.31%
Leverage capital ratio
10.26
Balance
Sheet
9/30/16
Loans, net / total assets
80.2%
Securities / total assets
7.7
Deposits / total assets
58.9
Wholesale borrowings / total assets
27.6
Asset Quality
At or
for the Three Months Ended 9/30/16
Non-performing loans
(a)
/ total loans
(a)
0.12%
Non-performing assets
(b)
/ total assets
(b)
0.12
Net charge-offs / average loans (non-
annualized)
0.00

Total Return on Investment

New York Community Bancorp, Inc.

244%
213%
209%
245%
168%
260%
393%
450%
461%
449%
717%
2,059%
2,754%
3,843%
2,670%
3,069%
4,265%
4,319%
11/23/93
12/31/99
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
9/30/16
CAGR since IPO:
24.7%
(a)
Bloomberg
Total Return on Investment
As a result of nine stock splits between
1994 and 2004, our charter shareholders have 2,700
shares of NYCB stock for each 100 shares originally purchased.
SNL
U.S. Bank and Thrift Index
NYCB
(a)
Our commitment to building value for our investors is reflected in our total return over the course of our public life.
4,682%
4,215%

New York Community Bancorp, Inc.

11/15/16
Visit our website:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information

Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc.

Our
adjusted
efficiency
ratio
is
calculated
by
dividing
our
adjusted
operating
expenses
by
the
sum
of
our
adjusted
net
interest
income
and
our
non-interest
income
during
the
twelve
months
ended
December
31,
2015.
Our
adjusted
operating
expenses
exclude
the
aforementioned
$5.4
million
of
non-income
taxes
and
our
adjusted
net
interest
income
excludes
the
aforementioned
$773.8
million
debt
repositioning
charge.
While our adjusted efficiency ratio, adjusted operating expenses, and adjusted net interest income are not GAAP measures, we believe it is important to disclose them in this investor presentation for the reasons cited below:
1.
Given the significant impact of the debt repositioning charge on our 2015 net interest income and operating expenses, a comparison of these line items with those reported in the past and going forward would not be meaningful;
2.
For
the
same
reason,
a
comparison
of
our
2015
efficiency
ratio
with
those
reported
in
the
past
and
going
forward
would
not
be
useful,
given
the
degree
to
which
it
was
impacted
by
the
debt
repositioning
charge;
3.
The
efficiency
ratio
is
a
measure
utilized
by
both
management
and
investors
to
assess
the
profitability
of
the
company,
both
independent
of,
and
in
comparison
with,
its
peers.
Given
the
significant
impact
of
the
debt
repositioning
charge
on
our
2015
net
interest
income
and,
to
a
lesser
extent,
our
operating
expenses,
providing
the
efficiency
ratio
on
both
a
GAAP
and
non-GAAP
basis
clarifies
that
impact
and
facilitates
an understanding of our 2015 results.
Our
adjusted
efficiency
ratio,
adjusted
operating
expenses,
and
adjusted
net
interest
income
are
supplemental
to,
and
should
not
be
considered
in
isolation
or
as
a
substitute
for
our
efficiency
ratio,
operating
expenses,
net
interest
income,
or
any
other
profitability
measure
that
is
calculated
in
accordance
with
GAAP.
Moreover,
the
manner
in
which
we
calculate
these
non-GAAP
measures
may
differ
from
that
of
other
companies
reporting non-GAAP measures with a similar name.
The following table reconciles our efficiency ratio and adjusted efficiency ratio and the respective GAAP and non-GAAP components for the twelve months ended December 31, 2015:
Reconciliation of our 2015 Efficiency Ratio and Adjusted
Efficiency Ratio and the Related Components
(dollars in thousands)
For the Twelve Months Ended
December 31, 2015
Operating expenses (GAAP)
$   615,600
Adjustment:
State and local non-income taxes resulting from the debt repositioning charge and recorded as G&A expense
(5,440)
Adjusted operating expenses (non-GAAP)
$   610,160
Net interest income (GAAP
)
$   408,075
Non-interest income (GAAP)
210,763
Sum of net interest income
and non-interest income (GAAP)
$   618,838
Adjustment:
Debt repositioning charge recorded in net interest income
$   773,756
Adjusted sum of net interest income and non-interest income (non-GAAP)
$1,392,594
Efficiency ratio
99.48%
Adjusted efficiency ratio
43.81%
The efficiency ratio is a measure of profitability reported by U.S. banks to convey the degree to which the pre-tax revenues they generate during a period are utilized to cover the cost of their compensation and benefits, occupancy and equipment, and general and administrative (“G&A") expenses (together, their "operating expenses") during that time.
We calculate our efficiency ratio by dividing our total operating expenses by the sum of our (i) net interest income and (ii) non-interest income (together, our pre-tax revenues). The lower the ratio, the more efficient the institution; the less a bank spends on its operating expenses, the more of its pre-tax earnings it retains.
While all three components of our 2015 efficiency ratio are calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), we have supplemented the presentation of our GAAP efficiency ratio with the presentation of a non-GAAP “adjusted efficiency ratio” to reflect the impact of the $773.8 million strategic debt repositioning charge we recorded in 2015.  As further described below, two of the components of our adjusted efficiency ratio are not calculated in accordance with GAAP.
In 2015, we prepaid $10.4 billion of wholesale borrowings with an average cost of 3.16% and replaced them with a like amount of wholesale borrowings with an average cost of 1.58%.  While the benefit of the strategic debt repositioning is reflected in our earnings for the three and nine months ended September 30, 2016, it adversely impacted our 2015 efficiency ratio in a variety of ways.  First, we recorded a debt repositioning charge of $773.8 million as interest expense, which resulted in our recording a net interest loss, rather than net interest income, for the year.  Second, we recorded $5.4 million of non-income tax expenses in our 2015 G&A expense.

New York Community Bancorp, Inc.

While average stockholders’ equity, average assets, return on average assets, and return on average stockholders’ equity are financial measures that are recorded in accordance with U.S.
generally accepted accounting principles (“GAAP”), average tangible stockholders’ equity, average tangible assets, return on average tangible assets, and return on average tangible stockholders’ equity are not.  Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our SEC filings, earnings releases, and other investor communications, for the following reasons:
1.
Average tangible stockholders’ equity and average tangible assets are important indications of the Company’s ability to grow organically and through business combinations, as well as our ability to pay dividends and to engage in various capital management strategies.
2.
Returns on average tangible assets and average tangible stockholders’ equity are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, our peers.
We calculate average tangible stockholders’ equity by subtracting from average stockholders’ equity the sum of our average goodwill and core deposit intangibles (“CDI”), and calculate average tangible assets by subtracting the same sum from our average assets.
Average tangible stockholders’ equity, average tangible assets, and the related non-GAAP profitability measures should not be considered in isolation or as a substitute for average stockholders’
equity,
average
assets,
or
any
other
profitability
or
capital
measure
calculated
in
accordance
with
GAAP.
Moreover,
the
manner
in
which
we
calculate
these
non-
GAAP
measures
may
differ
from
that
of
other companies reporting non-GAAP measures with similar names.
The
following
table
presents
reconciliations
of
our
average
stockholders’
equity
and
average
tangible
stockholders’
equity,
our
average
assets
and
average
tangible
assets,
and
the
related
GAAP
and
non-GAAP
profitability
measures
for
the
three
months
ended
September
30,
2016
and
2015:
Reconciliations of our GAAP and Non-GAAP Profitability
Measures
(1)
To calculate our returns on average assets and average stockholders’ equity for a period, we divide the net income generated during that period by the average assets and the average stockholders’ equity recorded during that time.
(2)
To
calculate
our
returns
on
average
tangible
assets
and
average
tangible
stockholders’
equity
for
a
period,
we
adjust
the
net
income
generated
during
that
period
by
adding
back
the
amortization
of
CDI,
net
of
tax,
and then divide that adjusted net income by the average tangible assets and the average tangible stockholders’ equity recorded during that time.
For the Three Months Ended Sept. 30,
(dollars in thousands)
2016
2015
Average stockholders’ equity
$ 6,081,003
$ 5,822,699
Less:  Average goodwill and core deposit intangibles
(2,437,092)
(2,440,708)
Average tangible
stockholders’ equity
$ 3,643,911
$ 3,381,991
Average assets
$49,159,171
$48,970,353
Less:  Average goodwill and core deposit intangibles
(2,437,092)
(2,440,708)
Average tangible assets
$46,722,079
$46,529,645
Net income
(1)
$125,299
$114,688
Add back:  Amortization of core deposit intangibles, net of tax
325
768
Adjusted net
income
(2)
$125,624
$115,456
GAAP:
Return on average assets
1.02%
0.94%
Return on average stockholders’ equity
8.24
7.88
Non-GAAP:
Return on average tangible assets
1.08
0.99
Return on average tangible
stockholders’ equity
13.79
13.66